UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2011

Woodward, Inc.
 (Exact name of registrant as specified in its charter)

DE	000-8408	36-1984010
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 East Drake Road, Fort Collins, Colorado	80525
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 970-482-5811

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On December 7, 2011, Woodward, Inc. (the “Registrant”) will conduct an Investor and Analyst Conference in New York City. A copy of the presentation slides to be used by the Registrant at the Investor and Analyst Conference is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The slide presentation is being hereby furnished, not filed, pursuant to Item 7.01 of Form 8-K. Accordingly, the information in Item 7.01 of this Current Report will not be incorporated by reference into any registration statement filed by the Registrant under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements: None
(b)	Pro forma financial information: None
(c)	Shell company transactions: None
(d)	Exhibits

99.1	Presentation Slides

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WOODWARD, INC.

Date: December 7, 2011	By:	/s/ A. Christopher Fawzy

		Name:	A. Christopher Fawzy
		Title:	Corporate Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Presentation Slides